Summary Prospectus – April 27, 2026, as amended June 8, 2026

JNL Multi-Manager Floating Rate Income Fund

Class A

Class I

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 27, 2026, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund is to seek to provide total return through a combination of current income and long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.47%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.95%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.47%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.65%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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JNL Multi-Manager Floating Rate Income Fund Class A
1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

JNL Multi-Manager Floating Rate Income Fund Class I
1 year	3 years	5 years	10 years
$66	$208	$362	$810

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2025 - 12/31/2025	52%

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in income-producing floating rate instruments, including floating rate loans, floating rate notes, other floating rate debt securities, structured products (including commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations, which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

Additionally, for purposes of satisfying the 80% requirement, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”) comprised of the securities described above, short term bond funds and floating rate funds. The Fund generally uses ETFs as a tool to obtain exposure to the securities in which it primarily invests. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets for purposes of the 80% requirement.

The Fund consists of four strategies, sometimes referred to as “sleeves.” Three sleeves are managed by unaffiliated investment managers, Artisan Partners Limited Partnership (“Artisan Partners”), FIAM LLC (“FIAM”), and Neuberger Berman Investment Advisers LLC (“NBIA”), and the other sleeve is managed by an affiliated investment manager, PPM America, Inc. (“PPM”, and together with Artisan Partners, FIAM, and NBIA, the “Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

Artisan Partners Strategy

Artisan Partners constructs the Artisan Partners Strategy by primarily investing in floating rate debt instruments that are attractively valued, such as floating rate leveraged loans, which could include, among other types of loans, senior secured loans, unsecured loans, second lien loans, bridge loans, and junior loans. The Artisan Partners Strategy seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics.

The Artisan Partners Strategy will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor's Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody's Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.” Although the Artisan Partners Strategy expects to primarily invest in instruments that are rated below investment grade (or unrated but determined by Artisan Partners to be of comparable quality), the Artisan Partners Strategy may invest without limit in instruments of any credit quality, including investment grade instruments and securities of stressed or distressed issuers. The Artisan Partners Strategy may invest in debt securities of any maturity.

The Artisan Partners Strategy may invest without limit in securities and other instruments of U.S. and non-U.S. issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the U.S., and securities denominated in currencies other than the U.S. dollar. The Artisan Partners Strategy usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation.

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The Artisan Partners Strategy also may invest in other corporate fixed income instruments of varying maturities, including fixed-rate instruments, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities. The Artisan Partners Strategy may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws).

The Artisan Partners Strategy may use derivatives for investment, duration management, or hedging purposes, or with the purpose or effect of creating investment leverage. The Artisan Partners Strategy may also use derivatives to manage liquidity risk. The Artisan Partners Strategy’s investments in derivative instruments may include investments in, among other instruments, futures contracts, swap contracts, and certain currency instruments such as currency forward contracts and currency swap contracts.

FIAM Strategy

FIAM LLC constructs the FIAM Strategy by normally investing primarily in floating rate loans, which are often lower-quality debt securities (those of less than investment-grade quality, also referred to as “junk bonds”), and other floating rate securities. The FIAM Strategy may invest in companies in troubled or uncertain financial condition, money market and investment-grade debt securities, and repurchase agreements, and domestic and foreign issuers. FIAM LLC uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

NBIA Strategy

NBIA constructs the NBIA Strategy by investing mainly in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities (borrowers). These loans are often at the time of investment below investment grade securities (commonly known as “junk bonds”). The NBIA Strategy considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined to be of comparable quality. Floating interest rates vary with and adjust to reflect changes in a generally recognized base interest rate or the prime rate. The NBIA Strategy generally seeks to focus on loans of companies that are believed to have the ability to generate cash flow through a full business cycle, maintain adequate liquidity, and have access to both debt and equity capital, but may invest in loans of distressed companies.

The NBIA Strategy may also purchase fixed-rate loans, second lien loans, unsecured loans, investment grade and below investment grade fixed income securities, including investment grade short term debt obligations, convertible securities, money market instruments, repurchase agreements, and restricted securities.

PPM America Strategy

PPM constructs the PPM America Strategy by investing primarily in U.S. dollar denominated senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics, and are commonly known as “junk bonds.”

The PPM America Strategy may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), debtor-in-possession loans, mezzanine loans, fixed-income debt obligations, corporate bonds and money market instruments. Junior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics.

The PPM America Strategy may invest up to 20% of its net assets in cash and non-floating rate debt securities, including lower-rated debt securities (“high yield”), commonly known as “junk bonds,” and equity securities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
•	Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for
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infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate ("SOFR") or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

•	Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.
•	Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
•	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.
•	Second lien loans risk – Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.
•	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.
•	Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.
•	Consumer discretionary risk – If the Fund invests a significant portion of its assets in issuers in the consumer discretionary sector of the market, the Fund may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.
•	Investment strategy risk – The Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Sub-Adviser in accordance with these investment strategies may not produce the returns the Sub-Adviser expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.
•	High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.
•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	Distressed debt risk – The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk
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in addition to the risks of investing in lower-grade debt securities. To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

•	Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.
•	Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.
•	Leverage risk – Certain derivative transactions involve the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.
•	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
•	Managed portfolio risk – As an actively managed portfolio, the Fund's portfolio manager(s) make decisions to buy and sell holdings in the Fund's portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.
•	Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.
•	Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.
•	Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
•	Investment in other investment companies risk – As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.
•	Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and
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less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.
•	Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
•	Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs.
•	Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.
•	Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
•	Private placement and other restricted securities risk – Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
•	Currency risk - Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of
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hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Swaps risk - Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein. The Dodd-Frank Act mandated a new regulatory framework for trading swaps in the United States. For example, certain standardized swaps are now, and others may in the future be, required to be executed on or subject to the rules of specified trading platforms such as designated contract markets or swap execution facilities and cleared by a central counterparty such as a derivatives clearing organization (“DCO”). Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions. There are also risks introduced of a possible default by the central counterparty or by a clearing member or futures commission merchant through which a swap is submitted for clearing. The process of implementing regulations under the Dodd-Frank Act is ongoing and there may be further changes to the system.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index and an additional index that the Adviser believes more closely reflects the market segments in which the Fund invests. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 7.94%; Worst Quarter (ended 3/31/2020): -12.52%

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Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 8.00%; Worst Quarter (ended 3/31/2020): -12.47%

Average Annual Total Returns as of 12/31/2025
	1 year	5 year	10 year
JNL Multi-Manager Floating Rate Income Fund (Class A)	3.83%	4.67%	4.29%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
Morningstar LSTA US Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	5.90%	6.42%	5.83%

Average Annual Total Returns as of 12/31/2025
	1 year	5 year	Life of Class (September 25, 2017)
JNL Multi-Manager Floating Rate Income Fund (Class I)	4.13%	4.99%	4.13%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	1.72%
Morningstar LSTA US Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	5.90%	6.42%	5.48%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
Artisan Partners Limited Partnership (“Artisan Partners”)

FIAM LLC ("FIAM")

Neuberger Berman Investment Advisers LLC (“NBIA”)

PPM America, Inc. ("PPM")

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2022	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2022	Vice President and Portfolio Manager, JNAM
Kyle Ottwell, CFA, CAIA	April 2026	Director and Portfolio Manager, JNAM
Bryan C. Krug, CFA	June 2026	Managing Director and Lead Portfolio Manager, Artisan Partners
Seth B. Yeager, CFA	June 2026	Portfolio Manager, Artisan Partners
Eric Mollenhauer	September 2022	Portfolio Manager, FIAM
Kevin Nielsen	September 2022	Portfolio Manager, FIAM
Chandler Perine	October 2022	Portfolio Manager, FIAM
Joseph P. Lynch	June 2026	Managing Director, NBIA
8

Stephen J. Casey	June 2026	Managing Director, NBIA
Adam Spielman	June 2018	Portfolio Manager, PPM
John Broz	February 2023	Portfolio Manager, PPM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.